                                                                    Exhibit 4.27

                             SUBSCRIPTION FOR UNITS
                             (BC, AB, ON, QUE, USA)


TO:         SPECTRUM SIGNAL PROCESSING INC.
            One Spectrum Court
            200-2700 Production Way
            Burnaby, British Columbia
            V5A 4X1

AND TO:     GMP SECURITIES LTD.
            GRIFFITHS MCBURNEY & PARTNERS CORP.

            DLOUHY MERCHANT GROUP INC.


The undersigned subscriber (the "SUBSCRIBER") hereby irrevocably subscribes for and agrees to purchase ___________ units ("UNITS") of Spectrum Signal Processing Inc. (the "CORPORATION"), each Unit consisting of one common share (a "COMMON SHARE") and one-half of a common share purchase warrant (a "WARRANT") of the Corporation, for an aggregate subscription price of $_________________, representing a subscription price of $1.35 per Unit, on the terms and conditions set out in paragraphs 1 through 26 attached. This subscription is subject to acceptance by the Corporation and, subject to paragraph 2, may be accepted as to the number of Units subscribed for above or such lesser number as may be determined by the Corporation in its discretion.

DATED at ________________________, in the Province/State of ______________________ this _____ day of March, 2004.



------------------------------------------------------------    -----------------------------------------------------

------------------------------------------------------------    -----------------------------------------------------
(Name of Subscriber - please print)                             (Subscriber's Address including Province/State)

By:
         ---------------------------------------------------    -----------------------------------------------------
         Authorized Signature

------------------------------------------------------------    -----------------------------------------------------
(Official Capacity or title - please print)
                                                                (   )
------------------------------------------------------------    -----------------------------------------------------
(Please print name of individual whose signature appears        Telephone Number
above if different than the name of the subscriber printed
above)

                                                                -----------------------------------------------------
                                                                Email Address

Number and kind of securities of the Corporation directly or indirectly held, if any:
                                                                -----------------------------------------------------
State whether Subscriber is an insider of the Corporation:      Yes [ ]
                                                                No: [ ]

REGISTRATION INSTRUCTIONS:                                      DELIVERY INSTRUCTIONS:
--------------------------                                      ----------------------


------------------------------------------------------------    -----------------------------------------------------
Name                                                            Name

------------------------------------------------------------    -----------------------------------------------------
Account reference, if applicable                                Account reference, if applicable

------------------------------------------------------------    -----------------------------------------------------
Address                                                         Address




NOTE TO SUBSCRIBER:


YOU MUST:           (1)      READ THE SUBSCRIPTION AND COMPLETE PAGE ONE OF THIS SUBSCRIPTION;
                    (2)      READ AND COMPLETE SCHEDULE A IF YOU LIVE IN OR ARE OTHERWISE SUBJECT TO THE SECURITIES
                             LAWS OF ONTARIO, QUEBEC, ALBERTA OR BRITISH COLUMBIA;
                    (3)      IF YOU ARE SUBSCRIBING AS AN "ACCREDITED INVESTOR", READ AND COMPLETE ANNEX I TO SCHEDULE A IF
                             YOU LIVE IN OR ARE OTHERWISE SUBJECT TO THE SECURITIES LAWS OF ONTARIO, AND ANNEX II TO SCHEDULE A
                             IF YOU LIVE IN OR ARE OTHERWISE SUBJECT TO THE SECURITIES LAWS OF BRITISH COLUMBIA OR ALBERTA;
                    (4)      IF THE SUBSCRIBER IS AN INDIVIDUAL TO WHOM SECTION (b)(i)(D)(IV), (V) OR (VII) OF
                             SCHEDULE A APPLIES, READ AND COMPLETE SCHEDULE B;
                    (5)      READ AND COMPLETE SCHEDULE C IF THE SUBSCRIBER LIVES IN, OR OTHERWISE IS SUBJECT TO THE
                             SECURITIES LAWS OF, THE UNITED STATES OF AMERICA; AND/OR
                    (6)      READ AND COMPLETE SCHEDULE D.


Please return all completed pages by facsimile with the full original by courier to the following address by no later than March 19, 2004:

                               GMP Securities Ltd.
                             Attn: Joanne Stansfield
                              145 King Street West
                            Toronto, Ontario, M5H 1J8
                               Fax: (416) 943-6160

1. Private Placement; Terms of Units: The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the Units will be issued in connection with the issue and sale of up to 2,102,780 Units by the Corporation on a private placement basis (the "OFFERING") pursuant to an agency agreement (the "AGENCY AGREEMENT") to be dated the Closing Date (as defined in paragraph 6 hereof) between the Corporation, GMP Securities Ltd. ("GMP") and Dlouhy Merchant Group Inc. ("DLOUHY"). Each Unit consists of one Common Share and one-half of a Warrant. The Warrants shall be issued pursuant to an indenture (the "WARRANT INDENTURE") to be entered into at or prior to the Closing (as hereinafter defined) between the Corporation and Computershare Trust Company of Canada (the "WARRANT AGENT"). Each whole Warrant entitles the holder thereof to acquire one additional Common Share for $1.50 for a period of eighteen months from the Closing Date. By its acceptance of this offer, the Corporation covenants, agrees and confirms that the Subscriber will have the benefit of all of the representations, warranties, covenants and conditions provided to or for the benefit of the Subscriber under the Agency Agreement.

         The Subscriber acknowledges and agrees that the rights of the holders of Warrants may be modified under the and Warrant Indenture pursuant to an extraordinary resolution approved either (i) by the holders of Warrants that attend or are represented at a duly convened meeting of the holders of Warrants representing not less than 66 2/3 percent of the aggregate number of all Warrants then outstanding or (ii) by written consent of the holders of Warrants representing not less than 66 2/3 percent of the aggregate number of all Warrants then outstanding.

         GMP and Dlouhy are collectively referred to herein as the "AGENTS". Pursuant to the terms of the Agency Agreement, the Agents shall be entitled to receive as compensation for the sale of Units to Subscribers other than Ventures West 7 Limited Partnership, Ventures West 7 U.S. Limited Partnership and directors, officers and employees of the Corporation a cash commission equal to seven and a half percent (7.50%) of the subscription price paid for by such Subscribers. The Agents shall be entitled to receive as cash compensation for the sale of Units or Common Shares to Ventures West 7 Limited Partnership, Ventures West 7 U.S. Limited Partnership and directors, officers and employees of the Corporation a cash commission equal to three and three-quarters percent (3.75%) of the subscription price paid for by such Subscribers. In addition, the Agents are entitled to receive compensation warrants exercisable for a period of one year from the Closing Date to acquire that number of Units equal to four and a half percent (4.5%) of the Units subscribed for by all Subscribers (the "COMPENSATION WARRANTS"), with an exercise price of $1.50 per Compensation Warrant.

2. Subscription for Units: The Subscriber hereby confirms (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) its subscription for and agrees to take up the Units as provided for on the initial page of this Subscription Agreement and acknowledges that this subscription is subject to acceptance by the Corporation and to the fulfilment of certain other terms and conditions by the Subscriber. The Corporation will not accept this subscription unless the Subscriber has confirmed to the Corporation that the representations, warranties and covenants set out in paragraph 4 and

                  (i) Schedule A if the Subscriber or the person on whose behalf the Subscriber is contracting, lives in or is otherwise subject to the securities laws of Ontario, Quebec, British Columbia or Alberta; or

                  (ii) Schedule C if the subscriber, or the person on whose behalf the Subscriber is contracting, lives in or is otherwise subject to the securities laws of the United States of America;

         shall be true in respect of the purchase by the Subscriber of the purchased Units following such acceptance.

3. Representations, Warranties and Covenants of Subscriber relating to Availability of Prospectus Exemptions: By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) makes the representations, warranties and covenants set out in

                  (i) Schedule A if the Subscriber or the person on whose behalf the Subscriber is contracting, lives in or is otherwise subject to the securities laws of Ontario, Quebec, British Columbia or Alberta; or

                  (ii) Schedule C if the subscriber, or the person on whose behalf the Subscriber is contracting, lives in or is otherwise subject to the securities laws of the United States of America;

         to the Corporation (which representations, warranties and covenants shall survive the closing of the purchase of the Units) and acknowledges that the Corporation, the Agents and their respective counsel are relying thereon.

4. Additional Representations, Warranties and Covenants of Subscriber: By executing this Subscription Agreement, the Subscriber further represents, warrants and covenants (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) to the Corporation (which representations, warranties and covenants shall survive the closing of the purchase of the Units) and acknowledges that the Corporation, the Agents and their respective counsel are relying thereon that:

         (a) the Subscriber has been independently advised as to and is aware that applicable securities legislation may impose restrictions on the resale of the Units and is aware of the risks in purchasing and the other characteristics of the Units and of the fact that the Subscriber may not be able to resell the Units except in accordance with applicable securities legislation and regulatory policy until expiry of the applicable restricted period and compliance with other requirements of applicable law;

         (b) the certificates representing the Units will bear a legend regarding restrictions on transfer which may apply under applicable securities legislation;

         (c) the Subscriber acknowledges and understands that (i) it has been advised to, and should, consult its own legal advisors with respect to applicable restrictions on the resale of the Units purchased by the Subscriber, and (ii) it is solely responsible (and the Corporation is not in any manner responsible) for compliance with such restrictions, and (iii) it will comply with such restrictions;

         (d) the Subscriber is capable of assessing the proposed investment as a result of its financial and investment experience or as a result of advice received from a registered person other than the Corporation or any affiliates thereof and is able to bear the economic loss of its investment;

         (e) the Subscriber acknowledges that it has been encouraged to obtain independent legal, investment and tax advice with respect to its subscription of Units and accordingly has had the opportunity to acquire an understanding of the meanings of all the terms contained herein relevant to the Subscriber for the purposed of giving representations, warranties and covenants under this Subscription Agreement and the transactions contemplated hereunder;

         (f) the Subscriber, in connection with this offering of Units, has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or similar document describing the business and affairs of the Corporation which has been or appears or purports to have been prepared primarily for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Units;

         (g) insofar as the Subscriber is aware, the offering of Units is not being accompanied by any advertisement in the printed media or on radio or television or by other means of telecommunication including electronic display such as the Internet or any other form of advertisement or general solicitation with respect to the distribution;

         (h) except for the representations and warranties to be made by the Corporation to the Agents in the Agency Agreement, the Subscriber has relied only upon the publicly available information relating to the Corporation and not upon any verbal representation as to fact, or upon any written representations, warranties or covenants otherwise made by or on behalf of the Corporation, such publicly available information having been independently obtained by the Subscriber, and agrees that the Agent and the Agents' counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of publicly available information or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed by the Corporation and acknowledges that the Corporation's counsel and the Agents' counsel are acting as counsel to the Corporation and the Agents respectively, and not as counsel to the Subscriber;

         (i) the Subscriber and any beneficial purchaser for whom the Subscriber is acting as agent or trustee (a "BENEFICIAL SUBSCRIBER") are resident in the province or state set out in the "Subscriber's Address" on page one hereof, and the purchase by and sale to the Subscriber of the Units, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase and sale (whether with or with respect to the Subscriber or any beneficial Subscriber) has occurred only in such province or state;

         (j) this Subscription Agreement has been duly and validly executed and delivered by the Subscriber, and, if the Subscriber is not an individual, has been duly authorized by the Subscriber, and, upon acceptance by the Corporation, this Subscription Agreement will constitute a legal, valid and binding contract of the Subscriber enforceable against the Subscriber, and any beneficial Subscribers on whose behalf the Subscriber is acting, in accordance with its terms;

         (k) if an individual, the Subscriber has attained the age of majority and is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto;

         (l) no person has made any written or oral representation (i) that any person will resell or repurchase the Units; (ii) that any person will refund the purchase price of the Units; and (iii) as to future price or value of the Units;

         (m) if the Subscriber is not purchasing as principal and is acting as agent or trustee for a beneficial Subscriber, the Subscriber represents and warrants that it is duly authorized to enter into this Subscription Agreement for and on behalf of such beneficial Subscriber and to execute all documentation in connection with the purchase of the Units on behalf of such beneficial Subscriber and acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each beneficial Subscriber of Units for whom it may be acting;

         (n) if required by applicable securities legislation or stock exchange rules, the Subscriber will, with respect to this Subscription Agreement, execute, deliver and file or assist the Corporation in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Units by the Subscriber as may be required by any securities commission, stock exchange or other regulatory authority including, without limitation, any applicable form referred to in paragraph 7 of this Agreement;

         (o) none of the funds the Subscriber is using to purchase the Units are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities;

         (p) if the Subscriber has not completed Schedule C, the Subscriber is not a U.S. Person or a person within the United States (as such terms are defined in Rule 902 of Regulation S under the United States Securities Act of 1933, as amended, (the "1933 ACT")) and it is not acquiring the Units for the account or benefit of a U.S. Person or a person within the United States, the Units were not offered to the Subscriber in the United States and this Subscription Agreement has not been signed in the United States, the Subscriber acknowledges that the Units have not been and will not be registered under the 1933 Act or the securities laws of any state and that these securities may not be offered or sold in the United States without registration under the 1933 Act or compliance with requirements of an exemption from registration under the 1933 Act;

         (q) the Subscriber covenants that if the Subscriber decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Units, the Subscriber will not offer, sell or otherwise transfer, pledge or hypothecate any of such Units (other than pursuant to an effective registration statement under the 1933 Act) directly or indirectly to a U.S. Person or a person within the United States unless such offer and sale or other disposition is part of a transaction that does not require registration under the 1933 Act or any applicable United States state laws, rules and regulations governing the offer and sale of securities, and it has theretofore furnished to the Corporation an opinion to that effect of counsel of recognized standing reasonably satisfactory to the Corporation; and

         (r) the Subscriber covenants to indemnify the Corporation and the Agents against all losses, claims, costs, expenses and damages or liability which it may suffer or incur, caused or arising from reliance upon the representations, warranties, acknowledgements and covenants of the Subscriber contained herein and the Subscriber further agrees that by accepting the Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date and that they shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Units.

5. Authorization of GMP: The Subscriber irrevocably authorizes GMP, in its discretion, to act as the Subscriber's representative at the Closing (as defined below), and hereby appoints GMP, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber's place and stead: (a) to receive certificates representing the Units, to execute in the Subscriber's name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with the subscription for the Units and to exercise any rights of termination contained in the Agency Agreement; (b) to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber's benefit contained in this Subscription Agreement, and the Agency Agreement or any ancillary or related document; (c) to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as GMP in its sole discretion may determine; and (d) without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

6. Closing: The sale of the Units (the "CLOSING") will be completed at the Vancouver offices of the Corporation's counsel at 8:00 a.m. (Vancouver time) or such other time as the Corporation may determine (the "CLOSING TIME") on March 23, 2004, or such other date or dates as the Corporation may determine (the "CLOSING DATE"). The Offering is conditional upon the Corporation obtaining conditional approval from the Toronto Stock Exchange and the Nasdaq Small Cap Market for the Offering.

7. Delivery of Documentation and Payment of Subscription Price: In order to subscribe for the Units indicated in this Subscription Agreement, the Subscriber shall deliver to GMP no later than 4:00 p.m. local time at 145 King Street West, Suite 1100, Toronto, Ontario, M5H 1J8, Fax
         (416) 943-6160 Attention: Joanne Stansfield on March 19, 2004, or on such date that is two business days before the Closing Date in the event that the closing date is changed in accordance with paragraph 6 above:

         (a) if the Subscriber, or the person on whose behalf the Subscriber is contracting, lives in or is otherwise subject to the securities laws of Ontario, Quebec, British Columbia or
                  Alberta:

                  (i) this completed and duly executed Subscription Agreement including the applicable Annexes to Schedule A hereto;

                  (ii) such other documents as may be required pursuant to Schedule A hereto;

                  (iii)    where the Subscriber is an individual to whom section
                           (b)(D)(IV), (V) or (VII) of Schedule A applies, Schedule B hereto; and

                  (iv)     Schedule D hereto; or

         (b) if the Subscriber, or the person on whose behalf the Subscriber is contracting, lives in or is otherwise subject to the securities laws of the United States of America:

                  (i)      this completed and duly executed Subscription
                           Agreement;

                  (ii)     Schedule C hereto;

                  (iii) such other documents as may be required pursuant to Schedule C hereto; and

                  (iv)     Schedule D hereto.

         The Subscriber shall deliver to GMP before the Closing Time a certified cheque or bank draft payable to GMP, for the aggregate subscription price of the Units subscribed for hereby unless alternative arrangements satisfactory to GMP for payment of the aggregate subscription price have been made.

8. Accuracy: The Subscriber acknowledges that it has carefully read this Subscription Agreement, and each of the representations and warranties set forth herein will be true and correct both as of the time of execution of this Subscription Agreement and as of the date of acceptance hereof (if accepted) by the Corporation and as of the time of issuance of the Units subscribed for.

9. Representations, Warranties and Covenants of the Corporation: The Corporation represents and warrants to the Subscriber, and acknowledges that the Subscriber is relying upon such representations and warranties, that:

         (a) the Corporation has the full corporate power and authority to execute and deliver this Subscription Agreement and to issue the Units;

         (b) this Subscription Agreement constitutes a binding obligation of the Corporation enforceable in accordance with its terms;

         (c) the execution and delivery of, and the performance of the terms of, this Subscription Agreement by the Corporation, including the issue of the Units pursuant hereto does not and will not constitute a breach of or default under the constating documents of the Corporation or any law, regulation, order or ruling applicable to the Corporation or any agreement, contract or indenture to which the Corporation is a party or by which it is bound;

10. Survival of Representations, etc.: The representations, warranties and covenants of the Subscriber herein are made by the Subscriber with the knowledge and intent that they are being and will be relied upon by the Corporation and the Agents in connection with the transactions contemplated hereby, including for purposes of determining the suitability of the Subscriber as a purchaser of Units and the availability of prospectus exemptions in connection with the offering and sale to the Subscriber or the beneficial Subscriber, as the case may be, of the Units, and the Subscriber hereby agrees to indemnify the Corporation and the Agents and each of their directors, officers, employees, agents and control persons against all losses, claims, costs, expenses, damages and liabilities which any of them may suffer or incur caused or arising from any inaccuracy therein or breach thereof. The Subscriber hereby undertakes to notify the Corporation (at the address of the Corporation set forth above) immediately of any change in any representation, warranty or covenant set forth herein or any other information set forth herein relating to the Subscriber that arises prior to the Closing Time. The representations, warranties and covenants contained herein shall survive the closing of the transactions contemplated hereby.

11. Headings: The division of this Subscription Agreement into paragraphs and the insertion of headings are for convenience of reference only and shall not effect the construction or interpretation of this Subscription Agreement. The terms "HEREOF", "HEREUNDER" and similar expressions refer to this Subscription Agreement and not to any particular paragraph or any portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references hereinto paragraphs and subparagraphs are to paragraphs and subparagraphs of this Subscription Agreement.

12. Extended Meanings: In this Subscription Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated associations and corporations.

13. Costs and Expenses: All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

14. Counterparts: This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be executed either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

15. Currency: Unless otherwise indicated, all references to currency herein are to lawful money of Canada.

16. Schedules: The schedules attached hereto are incorporated by reference and deemed to be part hereof.

17. Further Assurances: Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the closing of the transactions contemplated hereby, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Subscription Agreement.

18. Time of the Essence: Time shall be of the essence of this Subscription Agreement.

19. Benefit of the Agreement: This Subscription Agreement will enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto.

20. Entire Agreement: This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between the parties hereto other than as expressly set forth in this Subscription Agreement.

21. Amendments and Waivers: No amendment to this Subscription Agreement will be valid or binding unless set forth in writing and duly executed by the parties hereto. No waiver of any breach of any provision of this Subscription Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

22. Assignment: The terms of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and its respective heirs, executors, administrators, successors and assigns, provided that, except for the assignment by the Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement may not be assigned by either party without the prior written consent of the other party.

23. Governing Law: This Subscription Agreement is governed by and shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

24. Attornment: For the purpose of all legal proceedings this Subscription Agreement will be deemed to have been performed in British Columbia and the Courts of British Columbia will have jurisdiction to entertain any action arising under this Subscription Agreement. The parties hereto each hereby attorns to the jurisdiction of the Courts of British Columbia.

25. Facsimiled Subscription Agreements: The Corporation shall be entitled to rely on delivery by facsimile of an executed copy of this Subscription Agreement, and acceptance by the Corporation of such facsimile copy shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

26. Language: The parties hereby request that this Subscription Agreement and any related documents be drafted only in the English language. Les parties demandent par les presentes que la presente souscription ainsi que tous les documents y afferents soient rediges en langue anglaise seulement.

                                   ACCEPTANCE

The undersigned hereby accepts the above subscription as of this 23 day of March, 2004.


                                               SPECTRUM SIGNAL PROCESSING INC.



                                               By: "Brent Flichel"
                                                   -----------------------------
                                                   Signature /s/BRENT FLICHEL
                                                   Name: BRENT FLICHEL
                                                         Chief Financial Officer

NOTE TO SUBSCRIBER:


YOU MUST:           (1)      READ THE SUBSCRIPTION AND COMPLETE PAGE ONE OF THIS SUBSCRIPTION;
                    (2)      READ AND COMPLETE SCHEDULE A IF YOU LIVE IN OR ARE OTHERWISE SUBJECT TO THE SECURITIES
                             LAWS OF ONTARIO, QUEBEC, ALBERTA OR BRITISH COLUMBIA;
                    (3)      IF YOU ARE SUBSCRIBING AS AN "ACCREDITED INVESTOR", READ AND COMPLETE ANNEX I TO SCHEDULE A IF
                             YOU LIVE IN OR ARE OTHERWISE SUBJECT TO THE SECURITIES LAWS OF ONTARIO, AND ANNEX II TO SCHEDULE A
                             IF YOU LIVE IN OR ARE OTHERWISE SUBJECT TO THE SECURITIES LAWS OF BRITISH COLUMBIA OR ALBERTA;
                    (4)      IF THE SUBSCRIBER IS AN INDIVIDUAL TO WHOM SECTION (b)(i)(D)(IV), (V) OR (VII) OF
                             SCHEDULE A APPLIES, READ AND COMPLETE SCHEDULE B;
                    (5)      READ AND COMPLETE SCHEDULE C IF THE SUBSCRIBER LIVES IN, OR OTHERWISE IS SUBJECT TO THE
                             SECURITIES LAWS OF, THE UNITED STATES OF AMERICA; AND/OR
                    (6)      READ AND COMPLETE SCHEDULE D.

                                   SCHEDULE A

      SUBSCRIBER QUALIFICATIONS, REPRESENTATIONS, WARRANTIES AND COVENANTS

         By executing this Subscription Agreement, the Subscriber represents, warrants and covenants (on its own behalf, or if applicable on behalf of those for whom the Subscriber is contracting hereunder) to and in favour of the Corporation (which representations, warranties and covenants shall survive the closing of the purchase of the Units) and acknowledges that the Corporation, the Agents and their respective counsel are relying thereon that:

         (a) either (i) the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Units and the Subscriber complies with such of the subparagraphs in paragraph (b) below as are applicable to it by virtue of the place of residence or by virtue of it being subject to the applicable securities legislation of such province; or (ii) if the Subscriber is acting as agent or trustee for one or more beneficial Subscribers whose identity is disclosed or undisclosed or identified by account number only, each beneficial Subscriber is purchasing as principal for its own account and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Units, and each beneficial Subscriber complies with such of the subparagraphs in paragraph (b) below as are applicable to it by virtue of its place of residence or by virtue of it being subject to the applicable securities legislation of such province; or (iii) the Subscriber complies with such of the subparagraphs in paragraph (b) below as are applicable to it by virtue of its place of residence or by virtue of it being subject to the applicable securities legislation of such province and is deemed to be purchasing as principal pursuant to applicable securities legislation and regulatory policy by virtue of the fact that the Subscriber is a resident of or otherwise subject to the securities legislation of:

                  (A) British Columbia, and it is (I) a trust company or extra-provincial trust corporation authorized under the Financial Institutions Act (British Columbia) to carry on trust business or deposit business or both, or an insurance company or extra-provincial insurance corporation authorized to carry on insurance business under the Financial Institutions Act (British Columbia), or a portfolio manager that is registered as a portfolio manager under the Securities Act (British Columbia), and in each case is purchasing as an agent or trustee for accounts that are fully managed by it; or (II) a trust company authorized under the laws of a province or territory of Canada other than British Columbia to carry on business in that province or territory or an insurance company authorized under the laws of a province or territory of Canada other than British Columbia to carry on business in that province or territory, or a portfolio manager exempt from registration under the Securities Act (British Columbia) or registered or exempt from registration in a province or territory of Canada other than British Columbia, and in each case is purchasing Units that have an aggregate acquisition cost of not less than $97,000 as an agent or trustee for accounts that are fully managed by it; provided that, as used herein, an account is "fully managed" by a person only if the person makes the investment decisions for the account and has full discretion to purchase or sell securities for the account without requiring the client's express consent to a transaction; or

                  (B) Alberta, and it is trading for accounts fully managed by it and it is (I) a trust company or trust corporation trading as a trustee or agent on behalf of a fully managed account; or (II) a portfolio manager trading as agent on behalf of a fully managed account; or (III) a person or company trading as agent on behalf of a fully managed account that, except for an exemption under the Securities Act (Alberta) or the regulations thereunder, is required to be registered as a portfolio manager; or

                  (C) Quebec, and it is a trust company licensed under the Trust Companies and Savings Companies Act (Quebec), an insurance company holding a license under the Act respecting insurance (Quebec) or a dealer or adviser appropriately registered under the

                           Securities Act (Quebec) and is purchasing the Units as trustee or as agent for the portfolio of a third person managed solely by the Subscriber;

(b) the offering and sale of the Units to the Subscriber or beneficial Subscriber is exempt from the prospectus requirements of applicable securities legislation by virtue of the fact that the Subscriber or beneficial Subscriber, as the case may be, is a resident of or otherwise subject to the securities legislation of:

         (i)      British Columbia, and:

                  (A) it is designated as an exempt Subscriber in an order that the executive director made for the purposes of paragraph 74(2)(3) of the Securities Act (British Columbia); or

                  (B) if it is an individual, the aggregate acquisition cost of the Units to it is not less than $97,000; and if it is a corporation, partnership, trust, fund, association or any other organized group of persons, it has not been created solely, or used primarily, to permit the group of individuals to purchase the Units without a prospectus unless each of the individuals is purchasing Units having an aggregate acquisition cost of at least $97,000 to each individual; or

                  (C) it is an "accredited investor" as defined in Multilateral Instrument 45-103 - Capital Raising Exemptions such that one or more of the categories set forth in Annex II to this Schedule A correctly and in all respects describes the Subscriber, and the Subscriber has so indicated by checking the box opposite each category on such Annex II which so describes it or the beneficial Subscriber, as applicable, and the Subscriber acknowledges that by signing this Agreement it is certifying that the statements made by checking the appropriate accredited investor categories are true and correct; or

                  (D) it is one of the following and has so indicated by initialling the applicable paragraph:



                           __________   (I)      a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

                           __________   (II)     a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

                           __________   (III)    a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation;

                           __________   (IV)     a close personal friend of a director, senior officer or control person of the
                                                 Corporation, or of an affiliate of the Corporation, and has concurrently executed and delivered a Questionnaire in the form attached as SCHEDULE B to this
                                                 Subscription Agreement;

                           __________   (V)      a close business associate of a director, senior officer or control person of the
                                                 Corporation, or of an affiliate of the Corporation, and has concurrently executed and delivered a Questionnaire in the form attached as SCHEDULE B to this
                                                 Subscription Agreement;

                           __________   (VI)     a founder of the Corporation or a spouse, parent, grandparent, brother, sister or child of a founder of the Corporation;



                           __________   (VII)    a close personal friend or close business associate of a founder of the
                                                 Corporation, and has concurrently executed and delivered a Questionnaire in the form attached as SCHEDULE B to this Subscription Agreement; or

                           __________   (VIII)   a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation;

                           __________   (IX)     a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (I) to (VIII);

                           __________   (X)      a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (I) to (IX); or



                           __________   (XI)     an employee, senior officer, director or consultant of the Corporation or of an affiliated entity of the Corporation provided that, in the case of an employee, senior officer or consultant, its participation in the trade is voluntary, meaning it is not induced to participate in the trade by expectation of employment or continued employment with, or engagement to provide services or continued
                                                 engagement to provide services to, as applicable, the Corporation or an affiliated entity of the Corporation; or


         (ii)     Alberta, and:


                  (A) it is an "accredited investor" (as that term is defined in Multilateral Instrument 45-103 - Capital Raising Exemptions) such that one or more of the categories set forth in Annex II to this Schedule A correctly and in all respects describes the Subscriber or the beneficial Subscriber, as applicable, and the Subscriber has so indicated by checking the box opposite each category on such Annex II which so describes it or the beneficial Subscriber, as applicable, and the Subscriber acknowledges that by signing this Subscription Agreement it is certifying that the statements made by checking the appropriate accredited investor categories are true and correct; or

                  (B) if it is an individual, the aggregate acquisition cost of the Units to it is not less than $97,000; and if it is a corporation, syndicate, partnership or other form of unincorporated organization, it pre-existed the offering of the Units and has a bona fide purpose other than investment in the Units or, if created to permit such investment, the individual share of the aggregate acquisition cost for each participant is not less than $97,000;

                  (C) it is one of the following and has so indicated by initialling the applicable paragraph:


                           __________   (I)      an employee, senior officer, director or consultant of the Corporation or of an affiliated entity of the Corporation; or

                           __________   (II)     a trustee, custodian or administrator acting on behalf, or for the benefit of an individual referred to in clause (a) above or a holding entity of or a registered retirement savings plan or registered retirement income fund of an individual referred to in clause (A) above; or

                           __________   (III)    the spouse or a holding entity, registered retirement savings plan or registered retirement income fund of the spouse of an individual referred to in clause (A)
                                                 above;

                                                 provided that, in the case of  an employee, senior officer or consultant, its participation in the trade is voluntary, meaning it is not induced to participate in the trade by expectation of employment or continued employment with, or engagement to provide services or continued engagement to provide services to, as applicable, the Corporation or an affiliated entity of the Corporation; or


         (iii) Ontario, and it is an "accredited investor" (as that term is defined in Ontario Securities Commission Rule 45-501 - Exempt Distributions) such that one or more of the categories set forth in Annex I to this Schedule A correctly and in all respects describes the Subscriber or the beneficial Subscriber, as applicable, and the Subscriber has so indicated by checking the box opposite each category on such Annex I which so describes it or the beneficial Subscriber, as applicable, and the Subscriber acknowledges that by signing this Subscription Agreement it is certifying that the statements made by checking the appropriate accredited investor categories are true and correct; or

         (iv)     Quebec, and

                  (A) it is a "sophisticated purchaser" within the meaning of Section 43, 44 or 45 of the Securities Act (Quebec) and is purchasing the Units for its own account, or if it is a trust company licensed under the Act respecting trust companies and savings companies (Quebec) or an insurance company holding a license under the Act respecting insurance (Quebec) or a dealer or adviser registered in conformity with
                           Section 148 of the Securities Act (Quebec), it is purchasing the Units for the portfolio of a third person managed solely by that company, dealer or adviser; or

                  (B) the total cost of the Units to it exceeds $150,000 and it is acting for its own account and, if a company, was not established solely to acquire the Units;

(c)      it and any beneficial Subscriber for whom it is acting:

         (i) is not a U.S. Person as defined in the United States Securities Act of 1933, as amended (the "1933 Act") and is not purchasing the Units for the account of or the benefit of a U.S. Person;

         (ii) was not offered the Units in the United States (as defined in Regulation S under the 1933 Act);

         (iii)    did not execute or deliver this agreement in the United
                  States; and

         (iv) is resident in Alberta, British Columbia, Quebec or Ontario and it is not a non-resident of Canada for the purposes of the Income Tax Act (Canada); and

(d) it and any beneficial Subscriber, as the case may be, is aware that the Corporation is only a reporting issuer in the Provinces of Alberta, British Columbia and Ontario.

                              ANNEX I TO SCHEDULE A

                     TO BE COMPLETED BY ONTARIO SUBSCRIBERS

The Subscriber is a resident of or otherwise subject to the securities legislation of Ontario and is an "accredited investor", as such term is defined in Ontario Securities Commission Rule 45-501 - Exempt Distributions ("OSC Rule 45-501"), and as at the Time of Closing, the Subscriber falls within one or more of the following categories (Please check one or more, as applicable):


_______       (a)      a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in
                       Schedule III of the Bank Act (Canada);

_______       (b)      the Business Development Bank incorporated under the Business Development Bank Act (Canada);

_______       (c)      a loan corporation or trust corporation registered under the Loan and Trust Corporations Act
                       (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

_______       (d)      a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act
                       (Canada), in each case, located in Canada;

_______       (e)      a company licensed to do business as an insurance company in any jurisdiction;

_______       (f)      a subsidiary entity of any person or company referred to in paragraph (a), (b), (c), (d) or (e), where the person or company owns all of the voting shares of the subsidiary entity;

_______       (g)      a person or company registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

_______       (h)      the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a
                       Canadian federal, provincial or territorial government;

_______       (i)      any Canadian municipality or any Canadian provincial or territorial capital city;

_______       (j)      any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

_______       (k)      a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions
                       (Canada) or a provincial pension commission or similar regulatory authority;

_______       (l)      a registered charity under the Income Tax Act (Canada);

_______       (m)      an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

_______       (n)      an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;



_______       (o)      an individual who has been granted registration under the Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual's registration is still in effect;

_______       (p)      a promoter of the issuer or an affiliated entity of a promoter of the issuer;

_______       (q)      a spouse, parent, brother, sister, grandparent or child of an officer, director or promoter of the issuer;

_______       (r)      a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario);

_______       (s)      an issuer that is acquiring securities of its own issue;

_______       (t)      a company, limited liability company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

_______       (u)      a person or company that is recognized by the Ontario Securities Commission as an accredited investor;

_______       (v)      a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

_______       (w)      a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director (as defined in the Securities Act (Ontario))
                       or, if it has ceased distribution of its securities, has previously distributed its securities in this manner;

_______       (x)      a fully managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

_______       (y)      an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act
                       (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

_______       (z)      an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a)
                       through (g) and paragraph (k) in form and function; and

_______       (aa)     a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.


         NOTE: THE SUBSCRIBER MUST INITIAL BESIDE THE APPLICABLE CATEGORY OR CATEGORIES OF THE ABOVE DEFINITION. ALL MONETARY REFERENCES ARE IN CANADIAN DOLLARS.

         FOR THE PURPOSES HEREOF:

         (a) "COMPANY" means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

         (b) "DIRECTOR" where used in relation to a person, includes a person acting in a capacity similar to that of a director of a company;

         (c) "ENTITY" means a company, syndicate, partnership, trust or unincorporated organization;

         (d) "FINANCIAL ASSETS" means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario);

         (e) "INDIVIDUAL" means a natural person, but does not include a partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;

         (f) "MANAGED ACCOUNT" means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction;

         (g) "MUTUAL FUND" includes an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

         (h)      "NON-REDEEMABLE INVESTMENT FUND" means an issuer:

                  (i) whose primary purpose is to invest money provided by its security holders;

                  (ii) that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

                  (iii)    that is not a mutual fund;

         (i) "OFFICER" means the chair, any vice-chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer of a company by by-law or similar authority, or any individual acting in a similar capacity on behalf of an issuer or registrant;

         (j) "PERSON" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

         (k)      "PORTFOLIO ADVISER" means

                  (i)      a portfolio manager; or

                  (ii) a broker or investment dealer exempted from registration as an adviser under subsection 148(1) of the Regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of the Toronto Stock Exchange or the Investment Dealers' Association of Canada referred to in that subsection;

         (l) "PROMOTER" means (a) a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, has taken the initiative in founding, organizing or substantially reorganizing the business of the issuer, or (b) a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of the issuer, directly or indirectly, receives in consideration of services or property, or both services and property, 10% or more of any class of securities of the issuer or 10% or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing or substantially reorganizing the business;

         (m) "RELATED LIABILITIES" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets; and

         (n) "SPOUSE", in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

AFFILIATED ENTITIES, CONTROL AND SUBSIDIARIES

A person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

A person or company is considered to be controlled by a person or company if

(a)      in the case of a person or company,

         (ii) voting securities of the first mentioned person or company carrying more than 50% of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of, the other person or company, and

         (iii) the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company.

(b) in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50% of the interests in the partnership; or

(c) in the case of a limited partnership, the general partner is the second-mentioned person or company.

A person or company is considered to be a subsidiary entity of another person or company if

(a)      it is controlled by,

         (ii)     that other, or

         (iii) that other and one or more persons or companies each of which is controlled by that other, or

         (iv) two or more persons or companies, each of which is controlled by that other, or

(b) it is a subsidiary entity of a person or company that is the other's subsidiary entity.

                             ANNEX II TO SCHEDULE A

           TO BE COMPLETED BY BRITISH COLUMBIA AND ALBERTA SUBSCRIBERS

The Subscriber and each beneficial Subscriber is a resident of or otherwise subject to the securities legislation of British Columbia or Alberta and each is, as at the Time of Closing an "accredited investor", as such term is defined in Multilateral Instrument 45-103 - Capital Raising Exemptions ("MI45-103"), by virtue of falling within one or more of the following categories (Please check one or more, as applicable):


[ ]    (a)      a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

       (b)      the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

[ ]    (c)      an association under the Cooperative Credit Associations Act (Canada) located in Canada, or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act;

[ ]    (d)      a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]    (e)      a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act
                (Newfoundland and Labrador);

[ ]    (f)      an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e);

[ ]    (g)      the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada.

[ ]    (h)      a municipality, public board or commission in Canada;

[ ]    (i)      any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]    (j)      a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a
                pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]    (k)      an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

[ ]    (l)      an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

[ ]    (m)      a person or company, other than a mutual fund or non redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and, unless the person or company is an individual, that amount is shown on its most recently prepared financial statements;

[ ]    (n)      a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;



[ ]    (o)      a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued a receipt;

[ ]    (p)      a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan
                Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account;

[ ]    (q)      a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of advisor or is exempt from registration as a portfolio manager of equivalent category of advisor;

[ ]    (r)      a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded;

[ ]    (s)      an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a)
                through (e) and paragraph (j) in form and function; or

[ ]    (t)      a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.


For the purposes hereof, the following definitions are included for convenience:

         "AFFILIATE" means an issuer connected with another issuer because

                  (a)      one of them is the subsidiary of the other, or

                  (b) each of them is controlled by the same person or company;

         "BENEFICIAL OWNERSHIP" of securities by a person occurs

                  (a) for the purposes of British Columbia securities law, when such securities are beneficially owned by

                           (i)      an issuer controlled by that person, or

                           (ii) an affiliate of that person or an affiliate of an issuer controlled by that person;

                  (b) for the purposes of Alberta securities law, when such securities are beneficially owned by

                           (i) a company controlled by that person or an affiliate of that company,

                           (ii)     an affiliate of that person, or

                           (iii) through a trustee, legal representative, agent or other intermediary of that person;

         "CANADIAN FINANCIAL INSTITUTION" means a bank, loan corporation, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized to carry on business in Canada or a jurisdiction, or the Confederation des caisses populaires et d'economie Desjardins du Quebec;

         "CONTROL" occurs if

                  (a)      for the purposes of British Columbia securities law,

                           (i) voting securities of a first party (person or company) are held, other than by way of security only, by or for the benefit of a second party (person or company), and

                           (ii) the voting rights attached to those voting securities are entitled, if exercised, to elect a majority of the directors of the first party; and

                  (b)      for the purposes of Alberta securities law,

                           (i) voting securities of a first party (person or company) carrying more than 50% of the votes that may be cast to elect directors are held, other than for the purpose of giving collateral for a bona fide debt, by or for the benefit of a second party (person or company); and

                           (ii) the votes carried by the securities referred to in (a) are sufficient, if exercised, to elect a majority of the board of directors of the first party.

         "DIRECTOR" means

                  (a) for the purpose of British Columbia securities law, a director of a corporation or an individual occupying or performing, with respect to a corporation or any other person, a similar position or similar functions; and

                  (b) for purposes of Alberta law, a person acting in a capacity similar to that of a director of a company;

         "FINANCIAL ASSETS" means cash and securities;

         "FOREIGN JURISDICTION" means a country other than Canada or a political subdivision of a country other than Canada;

         "JURISDICTION" means a province or territory of Canada except when used in the term "foreign jurisdiction";

         "LOCAL JURISDICTION" means the jurisdiction in which the applicable securities regulatory authority is situate;

         "MUTUAL FUND" includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

         "PERSON OR COMPANY" includes

                  (c) for the purposes of British Columbia securities law, an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law, and

                  (d) for the purposes of Alberta, an individual, corporation, partnership, unincorporated or incorporated association, unincorporated or incorporated syndicate, unincorporated or incorporated organization, trust, trustee, executor, administrator or other legal representative;

         "REGULATOR" means

                  (e) the Executive Director, as defined under section 1 of the Securities Act (Alberta),

                  (f) the Executive Director, as defined under section 1 of the Securities Act (British Columbia) and

                  (g) such other person as is referred to in Appendix D of National Instrument 14-101 - Definitions;

         "RELATED LIABILITIES" means

                  (h) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

                  (i)      liabilities that are secured by financial assets;

         "SECURITIES LEGISLATION" means

                  (j) for British Columbia, the Securities Act (British Columbia) and the regulations, rules and forms under such Act and the blanket rulings and orders issued by the British Columbia Securities Commission,

                  (k) for Alberta, the Securities Act (Alberta) and the regulations and rules under such Act and the blanket rulings and orders issued by the Alberta Securities Commission, and

                  (l) for other Canadian jurisdictions, such other statutes and instruments as are listed in Appendix B of National Instrument 14-101 - Definitions;

         "SECURITIES REGULATORY AUTHORITY" means

                  (m)      the British Columbia Securities Commission,

                  (n)      the Alberta Securities Commission, and

                  (o) in respect of any local jurisdiction other than Alberta or British Columbia, means the securities commission or similar regulatory authority listed in Appendix C of National Instrument 14-101 - Definitions;

         "VOTING SECURITY" means any security which:

                  (p)      is not a debt security; and

                  (q) carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

         BRITISH COLUMBIA SPECIFIC DEFINITIONS

         "SPOUSE", means, for the purposes of British Columbia securities law, a person who

                  (r) is married to another person and is not living separate and apart, within the meaning of the Divorce Act (Canada), from the other person, or

                  (s) is living and cohabitating with another person in a marriage-like relationship, including a marriage-like relationship between persons of the same gender.

                                   SCHEDULE B

       CLOSE PERSONAL FRIEND AND/OR CLOSE BUSINESS ASSOCIATE QUESTIONNAIRE


         To be completed by Subscribers to whom section (b)(i)(D)(IV), (V) or
(VII) of Schedule A of the Subscription Agreement applies.



     Name of director, senior officer, control person or founder:


     ---------------------------------------------------------------------------

     Length of Relationship:


     ---------------------------------------------------------------------------

     Prior Business Dealings:


     ---------------------------------------------------------------------------

     Details of Relationship:


     ---------------------------------------------------------------------------


     The undersigned understands that the Corporation and the Agents are relying on this information in determining to sell securities to the undersigned in a manner exempt from the prospectus and registration requirements of applicable securities laws.

     The undersigned has executed this Questionnaire as of the ____ day of March, 2004.



    If a Corporation, Partnership or other Entity:             If an Individual:


    ---------------------------------------------------        ------------------------------------------------------
    Name of Entity                                             Signature


    ---------------------------------------------------        ------------------------------------------------------
    Type of Entity                                             Name of Individual


    ---------------------------------------------------
    Signature of Person Signing


    ---------------------------------------------------
    Title of Person Signing



                                   SCHEDULE C

                           U.S. REPRESENTATION LETTER



TO:         Spectrum Signal Processing Inc.

AND TO:     GMP Securities Ltd.
            Griffiths McBurney & Partners Corp.

Ladies and Gentlemen:

         In connection with the acquisition by the subscriber (the "Subscriber") of units ("Units") consisting of one common share (a "Common Share") and one-half of a warrant (a "Warrant") of Spectrum Signal Processing Inc. (the "Corporation"), the Subscriber or the undersigned on behalf of the Subscriber, as the case may be, hereby represents and agrees for the benefit of each of you that:

1. The Subscriber is an institution or an individual that is an "accredited investor" as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the "1933 Act"), because it is:

                               [PLEASE CHECK ONE]

         [ ] A bank (as defined in Section 3(a)(2) of the 1933 Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the 1933 Act), acting either in its individual capacity or in a fiduciary capacity.

         [ ] A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

         [ ] An insurance company (as defined in Section 2(13) of the 1933 Act).

         [ ]      An investment company registered under the Investment
                  Company Act.

         [ ] A business development company (as defined in Section 2(a)(48) of the Investment Company Act).

         [ ] A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

         [ ] A tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Units with total assets of more than U.S. $5 million.

         [ ] A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets of more than U.S. $5 million.

         [ ] An employee benefit plan not subject to ERISA, with total assets of more than U.S. $5 million, established and maintained by a state of the United States, a political subdivision of a state, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees.

         [ ] A trust, with total assets in excess of U.S. $5 million, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the 1933 Act.

         [ ]      A director or executive officer of the Corporation.

         [ ] A natural person with individual net worth, or joint net worth with his or her spouse, at the time of purchase in excess of US$1,000,000.

         [ ] A natural person with an individual income in excess of US$200,000 in each of the last two years or joint income with his or her spouse in excess of US$300,000 in each of those years, and who reasonably expects to reach the same income level in the current year.

         [ ] An entity in which all of the equity owners are accredited investors.

(As used herein, the term "net worth" means the excess of total assets over total liabilities. In computing net worth, the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, an investor should add to adjusted gross income any amount attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.)

2. The Subscriber is acquiring the Units for its own account and not with a view to resale, distribution or other disposition thereof or with any present intention of offering or selling the Units or any interest therein.

3. The Subscriber understands and acknowledges that neither the Units nor any interest therein has been or will be registered under the 1933 Act or the securities laws of any state or other political subdivision of the United States.

4. The Subscriber further acknowledges and agrees that, because the Units have not been registered under the 1933 Act and the Units are being offered and sold in a private offering exempt from registration under the 1933 Act: (a) the Units are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act and cannot be reoffered or resold unless they are subsequently registered under the 1933 Act or an exemption from registration thereunder is available; and (b) and that the Subscriber will continue to bear the economic risk of its investment in the Securities for an indefinite period of time.

5. The Subscriber agrees that it will not re-offer, resell, pledge, hypothecate or otherwise transfer any of the Units (or securities that may be received in replacement thereof or in exchange therefor) except: (a) to the Corporation; (b) in a transaction outside the United States meeting the requirements of Rule 904 of Regulation S under the 1933 Act; or (c) in a transaction exempt from registration under the 1933 Act and any applicable state securities ("blue sky") laws. The Subscriber agrees that, in connection with any transaction pursuant to the foregoing clause (c), it will furnish to the Corporation a written opinion of counsel acceptable to the Corporation to the effect that such offer, sale, pledge, hypothecation or other transfer is exempt from the registration requirements of all applicable United States federal and state securities laws. The Subscriber also agrees that each certificate for the Units (and any certificate issued in replacement thereof or in exchange therefor) shall bear a restrictive legend in substantially the following form and that an appropriate stop transfer order implementing the same shall be lodged with the Transfer Agent for the Units:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IN A TRANSACTION OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (C), THERE MUST BE FURNISHED TO THE CORPORATION A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGULATION REQUIREMENTS OF ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES

IN CANADA AND, IN CONNECTION WITH ANY SALE OF SUCH SECURITIES PURSUANT TO THE FOREGOING CLAUSE (B) AT A TIME WHEN THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE U.S. SECURITIES ACT, THE LEGEND MAY BE REMOVED BY PROVIDING A DECLARATION TO THE CORPORATION'S TRANSFER AGENT IN SUCH FORM AS THE CORPORATION MAY REASONABLY PRESCRIBE, TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT."

6. The Subscriber represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units. The Subscriber acknowledges that it has had access to such information concerning the Corporation as it has deemed necessary to make an informed decision to purchase the Units, and has been afforded the opportunity to ask questions and receive answers from representatives of the Corporation regarding the Corporation and the terms and conditions relating to investment in the Corporation, and all such questions have been answered to its full satisfaction.

7. The Subscriber is not purchasing the Units: (a) as a result of or subsequent to becoming aware of any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (b) as a result of or subsequent to attendance at a seminar or meeting called by any of the means set forth in (a); or (c) as a result of or subsequent to any solicitation by a person not previously known to it in connection with investments in securities generally.

8. If required by applicable securities legislation, regulatory policy or order by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver and file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Units.

9. The Subscriber further acknowledges and agrees that the sale and delivery of the Units is conditional upon such sale being exempt from the registration requirement under the 1933 Act and the requirement to file a prospectus and to sell through a person registered to sell securities under the Securities Act (British Columbia) and the requirement to deliver an offering memorandum under any applicable securities, rules and policies in both British Columbia and the jurisdiction in which the Subscriber is subject to applicable securities legislation. The Subscriber acknowledges and agrees that you and/or the Corporation may be required to provide applicable Canadian provincial and U.S. state or federal securities regulatory authorities with a list setting forth the identities of the beneficial Subscribers of the Units. Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by you and/or the Corporation in order to comply with the foregoing or to comply with Canadian or United States securities laws.

         The Subscriber acknowledges that the representations and warranties and agreements contained herein are made by it with the intent that they may be relied upon by you and your counsel in determining its eligibility to purchase the Units. By this letter the Subscriber represents and warrants that the foregoing representations and warranties are true and that they shall survive the purchase by it of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of Units.

         You are irrevocably authorized to produce this letter or a copy hereof to any interested party. in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. The Subscriber's investment decision with respect to the Units was made on or prior to the date set forth below.



Dated: March _____, 2004

                                        ________________________________________
                                        (Print name of Subscriber)

                                        By: ____________________________________
                                            Name:
                                            Title:

                                   SCHEDULE D

                             TORONTO STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING



To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1.       DESCRIPTION OF TRANSACTION

         (a)      Name of Issuer of the Securities

                  Spectrum Signal Processing Inc.

         (b)      Number and Class of Securities to be Purchased

                  Units

         (c)      Purchase Price

                  $1.35 per Unit

2.       DETAILS OF PURCHASER

         (a)      Name of Purchaser

         (b)      Address

                  ______________________________________________________________

                  ______________________________________________________________

         (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser


3.       RELATIONSHIP TO ISSUER

         (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or any person named in response to 2(c)) qualifies as an insider.


         (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details


4.       DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

         Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                                   UNDERTAKING

TO:      The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of the Toronto Stock Exchange and any other regulatory body having jurisdiction.




DATED AT _______, ______________ this         __________________________________
______ day of March, 2004                     (Name of Purchaser - please print)


                                              __________________________________
                                              (Authorized Signature)


                                              __________________________________
                                              (Official Capacity - please print)


                                              __________________________________
                                              (please print here name of
                                              individual whose signature appears
                                              above, if different from name of
                                              purchaser printed above)